www.ziffdavis.com©2022 Ziff Davis. All rights reserved. SECOND QUARTER 2022 RESULTS AUGUST 9, 2022

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2022 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of August 9, 2022 as well as those set forth in our Annual Report on Form 10-K filed by us on March 15, 2022 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Digital media and cloud services growth • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of August 9, 2022 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Third Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") designed to supplement, and not substitute, Ziff Davis’s financial information presented in accordance with GAAP. The non- GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’s future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Pro Forma Financial Information, Continuing Operations Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented on a pro forma (“PF”) basis adjusted non-GAAP for Ziff Davis continuing operations, giving effect to the divestitures of the Voice assets in Australia, New Zealand, and the United Kingdom, as well as the sale of the Company’s B2B Backup businesses and the separation of Consensus Cloud Solutions, Inc. (“Consensus”) as described in the Form 10 filed by Consensus with the Securities and Exchange Commission, as if they had occurred on January 1, 2020. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to be materially adversely affected include, but are not limited to, our ability and intention to: • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure or security breach; effectively maintaining and managing our billing systems; time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; • Achieve business and financial objectives in light of burdensome domestic and international telecommunications, internet or other regulations, including regulations related to data privacy, access, security, retention, and sharing; • Successfully manage our growth, including but not limited to our operational and personnel-related resources, and integration of newly acquired businesses; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, patents, trademarks and domain names, and avoid infringing upon the proprietary rights of others; • Recruit and retain key personnel; • Realize the expected benefits of the cloud fax spin-off transaction or the sale of the B2B Backup business; and • Other factors set forth in our Annual Report on Form 10-K filed by us on March 15, 2022 with the SEC and the other reports we file from time to time with the SEC. • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including inflation, supply chain and other factors and their related impact on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per user; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and businesses plans while satisfying restrictive covenants relating to debt obligations; • Acquire businesses on acceptable terms and successfully integrate and realize anticipated synergies from such acquisitions; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunication taxes; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors whose financial condition will not negatively impact the services they provide; • Create compelling digital media content causing increased traffic and advertising levels; additional advertisers or an increase in advertising spend; and effectively target digital media advertisements to desired audiences; Risk Factors

4 Q2 2022 Consolidated Financial Snapshot (1)(2) 1. Figures are adjusted non-GAAP; see slides 17-18 for a reconciliation of the pro-forma adjustments for excluded assets consisting of certain assets of the Company’s B2B Backup business, which were sold in September 2021 2. See slides 12, 14-16 for a GAAP to non-GAAP reconciliation of adjusted EBITDA and adjusted earnings per diluted share for the Company and by business, and Slide 17 for a reconciliation of non-GAAP to pro-forma Note: Pro Forma Results from Continuing Operations excludes B2B Backup assets

5 1. Figures exclude any intercompany eliminations; TTM metrics relate to last 12 months ended June 30, 2021 and June 30, 2022, respectively 2. Net Advertising Revenue Retention = (Revenue Recognized by Prior Year Advertisers in Current Year Period (excluding revenue from acquisitions during the stub period)) / (Revenue Recognized by Prior Year Advertisers in Prior Year Period (excluding revenue from acquisitions during the stub period)). Excludes advertisers that generated less than $10,000 of revenue in the measurement period; combined retention is the weighted average net advertising revenue retention of the two digital media divisions. As a result of the aggregation of certain reporting systems related to the integration of several acquisitions, retention data for Q1 2021 and Q2 2021 reflects certain estimates 3. Excludes advertisers that spent less than $2,500 in the quarter in either the Tech, Shopping, Entertainment or Health & Wellness divisions 4. Total gross quarterly advertising revenues divided by advertisers as defined in footnote (3) Advertising Performance Quarterly Advertising Metrics Q1 Q2 Q3 Q4 Q1 Q2 Net Revenue Retention (2) 103.7% 111.2% 114.1% 111.9% 106.6% 99.6% Advertisers (3) 1,705 1,913 1,908 2,198 1,950 2,016 Quarterly Revenue per Advertiser (4) $103,981 $103,704 $104,189 $119,932 $87,214 $93,848 20222021

6 1. Figures are pro-forma adjusted non-GAAP; TTM metrics relate to the last 12 months ended June 30, 2021 and June 30, 2022, respectively 2. Quarterly average of the end of month subscriber counts; inclusive of the Digital Media and Cybersecurity & Martech Businesses. A subscriber is defined a direct customer, including customers who have paused but not cancelled their subscription. If there is a reseller or a partner without visibility into the number of underlying subscribers, they are counted as one subscriber 3. Total gross quarterly subscription revenues divided by customers as defined in footnote (2); 4. “Churn Rate” = A / B. A = (average revenue per subscription in the prior month) x (number of cancels in current month), calculated at each business and aggregated. B = subscription revenue in the current month, calculated at each business and aggregated. Churn rate is presented on a quarterly basis. For Ookla, this is calculated by taking the sum of the monthly revenue from the specific cancelled agreements Subscription Performance Quarterly Subscription Metrics Q1 Q2 Q3 Q4 Q1 Q2 Subscribers (2) (in '000s) 2,332 2,340 2,290 2,206 2,131 2,393 Average Quarterly Revenue per Subscriber (3) $50.54 $53.17 $59.08 $60.89 $63.85 $57.64 Churn Rate (4) 2.75% 2.51% 2.99% 2.97% 3.22% 2.92% 20222021

7 1. TTM relates to the revenues of the last 12 months ended June 30, 2022 2. Revenue from an acquired business becomes organic revenue in the first month in which the company can compare a full month in the current year against a full month under its ownership in a prior year (i.e., the 12 months measurement period for acquired revenue starts with the first full month under its ownership). Year over Year Growth Rates Q1 Q2 Q3 Q4 Q1 Q2 Organic Revenue 9% 20% 12% 2% (3%) (5%) 1% Total Revenue 29% 42% 35% 10% 5% 2% 12% TTM2021 2022 Organic Growth (1)(2)

8 Ziff Davis Capital Structure 1. Reflects Ziff Davis’ retained stake in Consensus Cloud Solutions, Inc. ($ millions) June 30, 2022 Cash and Cash Equivalents $648 Short-term Investments (1) 73 Long-term Investments 128 Total Cash and Investments $849 4.625% High-Yield Notes $565 1.75% Convertible Notes 550 Total Gross Debt $1,115 Multiple of Q2 2022 TTM Adj. EBITDA Gross Debt $1,115 2.3x Gross Debt less Cash $467 0.9x Gross Debt less Cash and Investments $266 0.5x

2022 FINANCIAL GUIDANCE

10 2022 Guidance (Forward-Looking Statements) Ziff Davis revises its annual guidance of Revenues, Adjusted non-GAAP EBITDA and Adjusted non-GAAP EPS (1) 1. Figures are adjusted non-GAAP; 2021 figures are pro forma adjusted non-GAAP 2. Revised from original guidance with Revenue, Adjusted EBITDA, and Adjusted non-GAAP EPS ranges of $1,497MM-$1,535MM, $538MM-$555MM, $6.52-$6.79, respectively 3. Adjusted non-GAAP EPS (earnings per diluted share) excludes share-based compensation of between $24 million and $28 million, amortization of acquired intangibles and the impact of any currently unanticipated items, in each case net of tax. It is anticipated that the non-GAAP effective tax rate for 2022 (exclusive of the release of reserves for uncertain tax positions) will be between 22.25% and 23.75% Ziff Davis FY 2022 Guidance Range (2) $ in MM, except for per share amounts Low Midpoint High Midpoint YoY % Increase vs 2021A Revenue $1,410 $1,423 $1,435 2.8% Adjusted non-GAAP EBITDA $507 $513 $519 5.9% Adjusted non-GAAP EPS (3) $6.57 $6.67 $6.77 9.2%

SUPPLEMENTAL INFORMATION

12 Q2 2022 Reconciliation of GAAP to Adjusted non-GAAP Earnings & EPS Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes and overlapping interest of senior notes prior to extinguishment; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; (6) elimination of gain on sale of assets; (7) elimination of lease asset impairments and other charges; (8) elimination of disposal related costs; and (9) elimination of convertible debt dilution $ in 000's 2021 2022 2021 2022 Cost of revenues 48,785$ 46,004$ 92,637$ 92,104$ Plus: Share based compensation (1) (68) (142) (150) (226) Acquisition related integration costs (2) (36) (4) (76) (54) Amortization (4) (348) (259) (941) (538) Adjusted non-GAAP cost of revenues 48,333$ 45,599$ 91,470$ 91,286$ Sales and marketing 120,421$ 123,777$ 228,372$ 241,539$ Plus: Share based compensation (1) (278) (1,106) (544) (1,675) Acquisition related integration costs (2) 23 (1,219) (814) (1,385) Lease asset impairments and other charges (7) - (438) - (961) Adjusted non-GAAP sales and marketing 120,166$ 121,014$ 227,014$ 237,518$ Research, development and engineering 17,705$ 19,721$ 37,380$ 38,148$ Plus: Share based compensation (1) (458) (851) (876) (1,480) Acquisition related integration costs (2) (206) (195) (530) (413) Adjusted non-GAAP research, development and engineering 17,041$ 18,675$ 35,974$ 36,255$ General and administrative 111,698$ 101,967$ 224,996$ 204,184$ Plus: Share based compensation (1) (5,066) (5,604) (10,029) (11,038) Acquisition related integration costs (2) (1,075) (2,013) (2,304) (3,114) Amortization (4) (46,711) (41,642) (93,920) (82,865) Lease asset impairments and other charges (7) (6,167) (641) (8,041) (1,783) Disposal related costs (8) 991 (65) (129) (1,304) Adjusted non-GAAP general and administrative 53,670$ 52,002$ 110,573$ 104,080$ Goodwill impairment on business 32,629$ -$ 32,629$ -$ Plus: Goodwill impairment on business (19) (32,629) -$ (32,629) - Adjusted non-GAAP goodwill impairment on business -$ -$ -$ -$ Interest expense, net (21,013)$ (6,956)$ (42,490)$ (18,466)$ Plus: Interest costs (3) 6,078 (2,959) 12,495 (1,618) Adjusted non-GAAP interest expense, net (14,935)$ (9,915)$ (29,995)$ (20,084)$ Gain on sale of businesses 823$ -$ 2,802$ -$ Plus: Sale of assets (6) (823) - (2,802) - Adjusted non-GAAP gain on sale of businesses -$ -$ -$ -$ Loss on investment, net (16,677)$ (48,243)$ (16,677)$ (48,243)$ Plus: Investments (5) 16,677 48,243 16,677 48,243 Adjusted non-GAAP loss on investments, net -$ -$ -$ -$ Unrealized loss on short-term investments -$ (27,317)$ -$ (18,366)$ Plus: Investments (5) - 27,317 - 18,366 Adjusted non-GAAP unrealized loss on short-term investments, net -$ -$ -$ -$ Other income, net (816)$ 6,345$ (573)$ 8,744$ Plus: Investments (5) - (174) - (174) Adjusted non-GAAP other income (expense), net (816)$ 6,171$ (573)$ 8,570$ Income tax expense (benefit) (10,334)$ 10,051$ (17,218)$ 15,131$ Plus: Share based compensation (1) 2,055 905 4,495 2,743 Acquisition related integration costs (2) 422 804 1,232 1,139 Interest costs (3) 1,317 (733) 2,889 (398) Amortization (4) 12,900 9,837 28,246 18,941 Investments (5) 3,938 1,002 5,112 1,003 Sale of assets (6) - - 44 - Lease asset impairments and other charges (7) 1,502 271 1,959 678 Disposal related costs (8) (571) (240) 58 181 Goodwill impairment on business (19) 7,994 - 7,994 - Adjusted non-GAAP income tax benefit 19,224$ 21,897$ 34,811$ 39,418$ (Loss) income from equity method investment, net (5,751)$ (6,101)$ 18,519$ (6,886)$ Plus: Investments (5) 5,751 6,101 (18,519) 6,886 Adjusted non-GAAP income from equity method investment, net -$ -$ -$ -$ Total adjustments (90,153)$ (120,861)$ (106,805)$ (154,252)$ GAAP earnings per diluted share ($0.52) ($0.99) $0.33 ($0.47) Adjustments * $2.02 $2.57 $2.41 $3.28 Adjusted non-GAAP earnings per diluted share $1.50 $1.58 $2.74 $2.81 Three Months Ended June 30, Six Months Ended June 30,

13 GAAP Reconciliation – Free Cash Flow (1)(2) 1. Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, and are solely for informational purposes. 2. Figures are adjusted non-GAAP; and 2021 figures include the contribution from Consensus and the divested B2B Backup and Voice UK assets $ in 000's Ziff Davis 2021 2022 2021 2022 Net cash provided by operating activities 111,298$ 75,973$ 290,022$ 192,484$ Less: Purchases of property and equipment (31,497) (23,374) (57,766) (53,876) Add: Contingent consideration 685 - 685 - Free cash flow (2) 80,486$ 52,599$ 232,941$ 138,608$ Three Months Ended June 30th, Six Months Ended June 30th,

14 GAAP Reconciliation – Adjusted EBITDA (1)(2) 1. Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, and are solely for informational purposes 2. Figures are adjusted non-GAAP; and 2021 figures include the contribution from the divested B2B Backup and Voice UK assets $ in 000's Ziff Davis 2021 2022 2021 2022 Net income from continuing operations (23,045)$ (46,436)$ 15,735$ (21,899)$ Plus: Interest expense, net 21,013 6,956 42,490 18,466 Gain on sale of businesses (823) - (2,802) - Unrealized loss on short-term investment - 27,317 - 18,366 Loss on investments, net 16,677 48,243 16,677 48,243 Other (income) loss, net 816 (6,345) 573 (8,744) Income tax expense (benefit) (10,334) 10,051 (17,218) 15,131 Loss (income) from equity method investment, net 5,751 6,101 (18,519) 6,886 Depreciation and amortization 61,955 59,872 124,625 118,943 Reconciliation of GAAP to Adjusted non-GAAP financial measures: Share-based compensation 5,869 7,703 11,599 14,420 Acquisition-related integration costs 1,294 3,431 3,724 4,965 Lease asset impairments and other charges 6,167 1,079 8,041 2,744 Disposal related costs (992) 65 128 1,304 Goodwill impairment on business 32,629 - 32,629 - Adjusted EBITDA (2) 116,977$ 118,037$ 217,682$ 218,825$ Three Months Ended June 30th, Six Months Ended June 30th,

15 NOTE 1: Table above excludes certain intercompany allocations 1. Figures are adjusted non-GAAP Q2 2022 Reconciliation of GAAP to Adjusted EBITDA (1) $ in 000's Revenues GAAP revenues 258,343$ 79,013$ -$ 337,356$ Gross profit GAAP gross profit 232,987$ 58,365$ -$ 291,352$ Non-GAAP adjustments: Share-based compensation 24 118 - 142 Acquisition related integration costs - 4 - 4 Amortization - 259 - 259 Adjusted non-GAAP gross profit 233,011$ 58,746$ -$ 291,757$ Operating profit GAAP operating profit 44,162$ 13,023$ (11,298)$ 45,887$ Non-GAAP adjustments: Share-based compensation 3,306 1,389 3,008 7,703 Acquisition related integration costs 3,183 239 9 3,431 Amortization 32,734 9,103 64 41,901 Lease asset impairments and other charges 637 442 - 1,079 Disposal related costs - - 65 65 Adjusted non-GAAP operating profit 84,022 24,196 (8,152) 100,066 Depreciation 14,811 3,160 - 17,971 Adjusted EBITDA (1) 98,833$ 27,356$ (8,152)$ 118,037$ Digital Media Cybersecurity and Martech Corporate Total

16 Q2 2021 Reconciliation of GAAP to Adjusted EBITDA (1) 1. Figures are adjusted non-GAAP; and include the divested assets through the date of their respective divestiture NOTE 1: Table above excludes certain intercompany allocations $ in 000's Revenues GAAP revenues 253,761$ 87,532$ -$ 341,293$ Gross profit GAAP gross profit 228,622$ 63,895$ (9)$ 292,508$ Non-GAAP adjustments: Share-based compensation 2 66 - 68 Acquisition related integration costs 4 32 - 36 Amortization - 348 - 348 Adjusted non-GAAP gross profit 228,628$ 64,341$ (9)$ 292,960$ Operating profit GAAP operating profit 44,106$ (21,195)$ (12,856)$ 10,055$ Non-GAAP adjustments: Share-based compensation 1,784 1,047 3,038 5,869 Acquisition related integration costs 125 1,169 - 1,294 Amortization 37,483 9,531 45 47,059 Lease asset impairments and other charges 6,195 (28) - 6,167 Disposal related costs - - (992) (992) Goodwill impairment on a business - 32,629 32,629 Adjusted non-GAAP operating profit 89,693$ 23,153$ (10,765)$ 102,081$ Depreciation 11,492 3,404 - 14,896 Adjusted EBITDA (1) 101,185$ 26,557$ (10,765)$ 116,977$ Digital Media Cybersecurity and Martech Corporate Total

17 Quarterly Adjusted Pro Forma Income Statement (1)(2) 1. Figures are adjusted non-GAAP; pro forma adjustments for excluded assets consist of certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 2. Reconciliations can be found on slide 18 $ in 000's (except for per share amounts) Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Advertising 177,288$ 198,385$ 198,794$ 263,608$ 170,067$ 189,198$ Subscriptions 117,937 124,591 135,488 134,451 136,070 137,811 Other 3,961 7,293 11,625 10,992 9,184 10,601 Less : Intercompany Eliminations (118) (292) (356) (423) (253) (254) Adjusted Pro Forma Revenues 299,068$ 329,977$ 345,551$ 408,628$ 315,068$ 337,356$ Cost of Revenues 37,906 44,306 45,797 45,285 45,687 45,599 Adjusted Pro Forma Gross Profit 261,162$ 285,671$ 299,754$ 363,343$ 269,381$ 291,757$ Gross Margin 87% 87% 87% 89% 85% 86% Sales and Marketing 105,048$ 118,479$ 124,178$ 137,513$ 116,503$ 121,014$ Research, Development and Engineering 18,679 16,764 18,319 20,925 17,580 18,675 General and Administrative 55,776 53,253 57,836 59,777 52,078 52,002 Adjusted Pro Forma Operating Income 81,659$ 97,175$ 99,421$ 145,128$ 83,220$ 100,066$ Add: Depreciation and Amortization 14,244 14,899 15,613 16,487 17,568 17,971 Adjusted Pro Forma EBITDA 95,903$ 112,074$ 115,034$ 161,615$ 100,788$ 118,037$ Adjusted Pro Forma Net Income 53,066 63,230 61,884 104,295 57,928 74,425 Adjusted Pro Forma Diluted EPS $1.19 $1.41 $1.31 $2.17 $1.23 $1.58

18 Reconciliation of Adjusted Non-GAAP to Adjusted Pro Forma (1) 1. Figures are adjusted non-GAAP; pro forma adjustments for excluded assets consist of certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 $ in 000's (except for per share amounts) Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Revenues Stated Revenues 311,657$ 341,293$ 355,144$ 408,628$ 315,068$ 337,356$ Adjustments (12,589) (11,316) (9,593) - - - Total Adjusted Pro Forma Revenues 299,068$ 329,977$ 345,551$ 408,628$ 315,068$ 337,356$ Cost of Revenues Stated Cost of Revenues 43,137$ 48,333$ 49,062$ 45,285$ 45,685$ 45,599$ Adjustments (5,231) (4,027) (3,265) - - - Total Adjusted Pro Forma Cost of Revenues 37,906$ 44,306$ 45,797$ 45,285$ 45,685$ 45,599$ Sales and Marketing Stated Sales and Marketing 106,848$ 120,166$ 125,410$ 137,513$ 116,503$ 121,014$ Adjustments (1,800) (1,687) (1,232) - - - Total Adjusted Pro Forma Sales and Marketing 105,048$ 118,479$ 124,178$ 137,513$ 116,503$ 121,014$ Research, Development and Engineering Stated Research, Development and Engineering 18,933$ 17,041$ 18,534$ 20,925$ 17,580$ 18,675$ Adjustments (254) (277) (215) - - - Total Adjusted Pro Forma Research, Development and Engineering 18,679$ 16,764$ 18,319$ 20,925$ 17,580$ 18,675$ General and Administrative Stated General and Administrative 56,903$ 53,671$ 58,371$ 59,777$ 52,078$ 52,002$ Adjustments (1,127) (418) (535) - - - Total Adjusted Pro Forma General and Administrative 55,776$ 53,253$ 57,836$ 59,777$ 52,078$ 52,002$ Adjusted EBITDA Stated Adjusted EBITDA 100,705$ 116,977$ 119,405$ 161,615$ 100,788$ 118,037$ Adjustments (4,802) (4,903) (4,371) - - - Total Adjusted Pro Forma EBITDA 95,903$ 112,074$ 115,034$ 161,615$ 100,788$ 118,037$ Diluted EPS Stated Adjusted Non-GAAP Net Income per Diluted EPS 1.24$ 1.50$ 1.42$ 2.17$ 1.23$ 1.58$ Adjustments (0.05) (0.09) (0.11) - - - Total Adjusted Pro Forma Diluted EPS 1.19$ 1.41$ 1.31$ 2.17$ 1.23$ 1.58$